EXHIBIT 32.2



                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                      OF PIONEER NATURAL RESOURCES COMPANY
                         PURSUANT TO 18 U.S.C. ss. 1350


         I, Timothy L. Dove, Executive Vice President and Chief Financial Officer of Pioneer Natural Resources Company (the "Company"), hereby certify that the accompanying report on Form 10-Q for the quarterly period ended September 30, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.




                                            /s/ Timothy L. Dove
                                        --------------------------------
                             Name:   Timothy L. Dove, Executive Vice
                                        President and Chief Financial Officer
                             Date:   October 31, 2003



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